UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 14, 2016

LendingClub Corporation (Exact name of registrant as specified in its charter)

Commission File Number: 001-36771

Delaware	51-0605731
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

71 Stevenson St., Suite 300, San Francisco, CA 94105
(Address of principal executive offices and zip code)
(415) 632-5600 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Today, LendingClub Corporation (“Lending Club” or the “Company”) released a letter from its Chief Investment Officer providing:

•	a recap of 2016 credit and pricing changes implemented on the platform to date;

•	an update regarding recent credit performance and recent macroeconomic trends;

•	a description of pricing changes (as disclosed further below), credit enhancements and supplementing collections efforts; and

•	updated loss forecasts.

A copy of the letter is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 7.01.

The information set forth in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Effective October 14, 2016, interest rates on the Lending Club platform are increasing by a weighted average of 26 bps, predominantly in loan grades F and G with marginal changes in other grades. Set forth below is a chart showing the interest rates assigned to standard program loans for each of the Lending Club loan grades.

Loan Grade	Interest Rate
A1	5.32%
A2	6.99%
A3	7.24%
A4	7.49%
A5	7.99%
B1	8.24%
B2	10.49%
B3	11.39%
B4	11.44%
B5	11.49%
C1	12.74%
C2	13.49%
C3	13.99%
C4	14.99%
C5	15.99%
D1	16.99%
D2	17.99%
D3	18.99%
D4	19.99%
D5	21.49%
E1	22.74%
E2	23.99%
E3	24.74%
E4	25.49%
E5	26.24%
F1	28.69%
F2	29.49%
F3	29.99%
F4	30.49%
F5	30.74%
G1	30.79%
G2	30.84%
G3	30.89%
G4	30.94%
G5	30.99%

Illustration of Servicing Fee and Annual Returns for Fully Performing Loans of Each Loan Grade

The following tables illustrate hypothetical annual return information with respect to our Member Payment Dependent Notes, grouped by Lending Club grade and term. The information in these tables is not based on actual results for investors and is presented only to illustrate the effects of Lending Club’s 1.00% servicing fee by grade on hypothetical annual Member Payment Dependent Note returns. By column, each table presents:
•loan grades;
•the annual stated interest rate;

•	the reduction in the annual return due to Lending Club's 1.00% servicing fee on both interest and principal payments; and
•the hypothetical annual returns on Notes, net of Lending Club's servicing fee.

Three Year Term

Loan Grade	Interest Rate	Reduction in Note Return due to 1.00% Servicing Fee*	Note Returns After Lending Club's Servicing Fee
A1	5.32%	0.67%	4.65%
A2	6.99%	0.68%	6.31%
A3	7.24%	0.68%	6.56%
A4	7.49%	0.68%	6.81%
A5	7.99%	0.68%	7.31%
B1	8.24%	0.68%	7.56%
B2	10.49%	0.69%	9.80%
B3	11.39%	0.69%	10.70%
B4	11.44%	0.70%	10.74%
B5	11.49%	0.70%	10.79%
C1	12.74%	0.70%	12.04%
C2	13.49%	0.70%	12.79%
C3	13.99%	0.71%	13.28%
C4	14.99%	0.71%	14.28%
C5	15.99%	0.71%	15.28%
D1	16.99%	0.72%	16.27%
D2	17.99%	0.72%	17.27%
D3	18.99%	0.73%	18.26%
D4	19.99%	0.73%	19.26%
D5	21.49%	0.74%	20.75%
E1	22.74%	0.74%	22.00%
E2	23.99%	0.75%	23.24%
E3	24.74%	0.75%	23.99%
E4	25.49%	0.76%	24.73%
E5	26.24%	0.76%	25.48%
F1	28.69%	0.77%	27.92%
F2	29.49%	0.77%	28.72%
F3	29.99%	0.78%	29.21%
F4	30.49%	0.78%	29.71%
F5	30.74%	0.78%	29.96%
G1	30.79%	0.78%	30.01%
G2	30.84%	0.78%	30.06%
G3	30.89%	0.78%	30.11%
G4	30.94%	0.78%	30.16%
G5	30.99%	0.78%	30.21%
* Impact of Note servicing fees is computed using the loan’s contractual cashflows; no charge-off losses or prepayments are projected over the loan’s life that would otherwise affect the loan’s projected cashflows.

Five Year Term

Loan Grade	Interest Rate	Reduction in Note Return due to 1.00% Servicing Fee*	Note Returns After Lending Club's Servicing Fee
A1	5.32%	0.41%	4.91%
A2	6.99%	0.42%	6.57%
A3	7.24%	0.42%	6.82%
A4	7.49%	0.42%	7.07%
A5	7.99%	0.42%	7.57%
B1	8.24%	0.43%	7.81%
B2	10.49%	0.44%	10.05%
B3	11.39%	0.44%	10.95%
B4	11.44%	0.44%	11.00%
B5	11.49%	0.44%	11.05%
C1	12.74%	0.44%	12.30%
C2	13.49%	0.45%	13.04%
C3	13.99%	0.45%	13.54%
C4	14.99%	0.45%	14.54%
C5	15.99%	0.46%	15.53%
D1	16.99%	0.46%	16.53%
D2	17.99%	0.47%	17.52%
D3	18.99%	0.47%	18.52%
D4	19.99%	0.48%	19.51%
D5	21.49%	0.48%	21.01%
E1	22.74%	0.49%	22.25%
E2	23.99%	0.50%	23.49%
E3	24.74%	0.50%	24.24%
E4	25.49%	0.50%	24.99%
E5	26.24%	0.51%	25.73%
F1	28.69%	0.52%	28.17%
F2	29.49%	0.53%	28.96%
F3	29.99%	0.53%	29.46%
F4	30.49%	0.53%	29.96%
F5	30.74%	0.53%	30.21%
G1	30.79%	0.53%	30.26%
G2	30.84%	0.53%	30.31%
G3	30.89%	0.53%	30.36%
G4	30.94%	0.53%	30.41%
G5	30.99%	0.53%	30.46%
* Impact of Note servicing fees is computed using the loan’s contractual cashflows; no charge-off losses or prepayments are projected over the loan’s life that would otherwise affect the loan’s projected cashflows.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
Exhibit Number	Exhibit Title or Description
99.1	Investor Letter dated October 14, 2016

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LendingClub Corporation
Date: October 14, 2016	By:	/s/ Scott Sanborn
Scott Sanborn
President and Chief Executive Officer
(duly authorized officer)